UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2016

Item 1. Report to Stockholders.

Otter Creek Long/Short Opportunity Fund

Annual Report
October 31, 2016

Investor Class
(OTCRX)

Institutional Class
(OTTRX)

TABLE OF CONTENTS

Shareholder Letter	1

Performance Information and Allocation of Portfolio Holdings and Securities Sold Short	4

Schedule of Investments	6

Schedule of Securities Sold Short	9

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	22

Expense Examples	23

Trustees and Executive Officers	25

Approval of Investment Advisory Agreement	28

Additional Information	30

Privacy Notice	31

Otter Creek Long/Short Opportunity Fund

December 12, 2016

Dear Fellow Shareholders,

For the current fiscal year, November 1, 2015 through October 31, 1016, the Otter Creek Long/Short Opportunity Fund (Institutional Class Shares) has produced a total return of +1.57%, compared to a +4.50% total return for the S&P 500 Index.  The Fund’s long and short investments contributed approximately 7.74% and -3.98% to the total return, respectively.  Our put options contributed approximately 0.33% to the return on the short side of the book.  The largest positive contributor during the period was our long common stock position in Potlatch Corporation which contributed 1.12%.  The largest detractor was our long common stock position in Performance Sports Group Ltd which reduced performance by -1.74%.  We maintained long exposure of +78.37% and short exposure of -74.41% on average during the period, resulting in a net exposure of +3.96%.  All equity exposures are expressed as delta-adjusted percentages.

As of October 31, 2016, we maintain the following exposures:

	LONG	SHORT	NET	GROSS
MARKET VALUE AS A % OF EQUITY	82.1%	-44.3%	37.8%	126.4%
DELTA-ADJUSTED EQUITY EXPOSURE	78.4%	-77.6%	0.8%	156.0%

The goal of the Fund is to generate absolute risk-adjusted returns with a focus on long-term capital appreciation and below-average volatility by investing in opportunities, both long and short, that are driven by intensive fundamental analysis.  Below we show the Fund’s volatility and correlation, as expressed by its standard deviation relative to the S&P 500 Index.

	OTTRX	S&P 500
DAILY STANDARD DEVIATION	5.3%	14.03%
S&P 500 (DAILY)
CORRELATION COEFFICIENT (r)	-0.15
COEFFICIENT OF DETERMINATION (r2)	0.02

The Fund’s standard deviation has been significantly less than that of the S&P 500 and its return stream has had very little correlation to the S&P 500 return.  In fact, its correlation has been negative.

During the fiscal year the S&P 500 trended upwards throughout the year; yet, there have been five drawdowns of 3% or more during periods of heightened volatility. Four of the five market drawdowns experienced during the year were relatively shallow, less than approximately 5%, and brief, less than a few weeks. However, as 2016 began, the market experienced its largest drawdown, approximately 12%, as investors grew concerned that current global growth and corporate profit expectations might be overly optimistic. Below we highlight the performance of the Otter Creek Long/Short Opportunity Fund during each period in which the S&P 500 declined by 3% or more.

			OTTRX
			BETTER/(WORSE)
			THAN
PERIOD	S&P 500	OTTRX	S&P 500
11/04/15 – 11/13/15	-3.98%	+0.91%	4.89%
12/02/15 – 12/11/15	-4.22%	-1.07%	3.15%
12/17/15 – 12/18/15	-3.24%	-0.50%	2.75%
12/30/15 – 02/11/16	-11.75%	+4.07%	15.82%
06/08/16 – 06/27/16	-5.19%	+0.66%	5.85%

We are pleased that we were able to provide downside protection during these time periods.

CURRENT INVESTMENT COMMENTARY

The calendar year 2016 was eventful to say the least.  After the fiscal year ended, Donald Trump won the US presidential election. The Dow Jones Industrial Average, S&P 500, NASDAQ, and Russell 2000 hit all-time highs.  OPEC reached an agreement to reduce oil production and as investors we experienced three different markets in the span of 12 months.  A sharp selloff in the early part of the year lead to a lack of volatility and calm market followed by a sharp move higher after the election.

We believe President-elect Trump winning the US election could be a turning point in markets.  In our view, a Trump presidency will create significant winners and losers in the coming years.  If President-elect Trump implements the policies on which he campaigned, lifting burdensome regulations on businesses and repealing Obamacare while cutting taxes, we may

Otter Creek Long/Short Opportunity Fund

finally get back to genuine economic growth.  The future could look very different than the past.  We doubt the journey will be seamless, especially for the stock market.

President-elect Trump will take office in what will likely be the 91st month of the current expansion – already the fourth longest in US history.  At the start of his term, he will be supported by Republican majorities in both houses of Congress – just as President Obama presided over unified Democratic control in 2009-2010 – which should make it easier to shape government policy through appointments and legislation.  Despite the mature business expansion, President-elect Trump can probably count on continued growth in the early part of the administration especially as consumer confidence has increased and Gross Domestic Product (GDP) improved in the second half of 2016.  Economic expansions have no fixed timeline – they do not die of old age – so there is no reason to expect a downturn simply because of a long stretch of growth.  However, the prospects for significant changes in policy under the new administration and an economy moving into the later stages of a business cycle implies high uncertainty.

Since 2010, US GDP growth has averaged 2% –the weakest recovery on record.  For perspective, the typical recovery in GDP during a business cycle (from trough to peak) is approximately 25%-30%.  GDP has only increased 15% above the 2008 levels during this cycle. Growth has been constrained during the current business cycle by both cyclical and secular issues – Obamacare, Dodd-Frank, Volker Rule, tax increases, Basel changes, consumers’ deleveraging, etc. – have been headwinds.  However, some headwinds are not going away –millennials are still saddled with debt, demographics are not in our favor as the population ages, and the enormous amount of national debt that has been added over the years is burdensome.  The average 30-year old borrower has nearly three times as much student debt as in 2003.  The first of the 78 million baby boomers turned 70 this year and in the future this prior source of support for the economy and government coffers will be a drain.  Excessive leverage is an ongoing tourniquet and the incremental benefits of adding more debt are simply not as large when federal debt to GDP is nearing 80%.  In addition, we continue to live in an unstable geopolitical environment.

We see reasons to be sanguine. The US had eight years of a dysfunctional government constrained by intense gridlock, and it appears that Congress may be able to put forth a more comprehensive and cohesive pro-growth agenda.  The idea of ultra-accommodative monetary policy handing the baton to more aggressive fiscal policy appears compelling.  Any type of fiscal actions should be a tailwind for the economy.  Deregulation will be a help in areas like finance, health care and energy, but its impact is more of an indirect than direct influence on the economy.  Tax repatriation appears likely, and we have a template for tax repatriation considering George W. Bush did the same thing in 2005.  The impact on growth was marginal, though it did lead to more stock buybacks and higher dividend payouts.  The need for infrastructure spending is obvious and could receive bipartisan support.  Infrastructure spending sounds good, but it is a blunt tool to influence growth in the near-term.  Tax reform appears likely at some point; however, we are skeptical of a meaningful reduction in corporate tax rates without sizeable offset in what is tax deductible.  Many people forget that it took the Reagan administration nearly two years for tax reform to be enacted despite Reagan winning 49 out of 50 states in his reelection campaign.  We think it is likely the Trump administration will be able to reduce the corporate tax rate, but it is unlikely the administration can follow through on all of his tax cuts and spending increases without taking the federal debt to GDP ratio to well above 100% and making the US look like a peripheral European country.  Ultimately, the current fiscal backdrop may limit the scope of large deficit financed tax cuts or spending increases.

We are cautiously optimistic that a new administration can improve economic growth.  However, it appears that the market is only paying attention to Trump’s wish list while ignoring any of the negatives (impact on interest rates, stronger US dollar, deficit spending).  Since the election, markets have recorded all-time highs.  On November 7, the Dow Jones Industrial Average opened slightly below 18,000.  It’s now over 19,000.  We have witnessed the largest increase in investor sentiment in years.  Investors have poured into stocks, breaking the previous record for the most amount of money dumped into equity ETFs (the old record was in 2007).  Margin debt is now reaching record highs again.  The S&P 500 now carries a forward price to earnings ratio of 18x to 19x – well above the longer term average of 15x – suggesting the market is pricing in better growth and lower taxes in the future.  The total market capitalization (Wilshire 5000) to GDP now sits at over 120% – the third highest level ever.  Considering this backdrop, we expect the stock market journey to be a long and winding one, not the straight path the market appears to be pricing in next year.

As stewards of capital we feel it is our duty to both protect and compound our capital regardless of the market’s direction.

The members of Otter Creek appreciate your support and trust.  If you have any questions concerning the Fund or firm, please do not hesitate to reach out.

Otter Creek Advisors, LLC

Otter Creek Long/Short Opportunity Fund

Past performance is not a guarantee of future results.

Opinions expressed are those of the advisor and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual fund investing involves risk; Principal loss is possible. The Fund is non-diversified meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund may use certain types of exchange traded funds or investment derivatives. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Short sales of securities involve the risk that losses may exceed the original amount invested.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange.

NASDAQ is a global electronic marketplace for buying and selling securities as well as the benchmark index for U.S. technology stocks.

The Wilshire 5000 Index is a capitalization-weighted index of over 5,000 securities. The index is designed to measure performance of all US equity securities with readily available price data.

One cannot invest directly in an index.

Delta-adjusted equity exposure is a representation of the portfolio’s equity exposure which has been adjusted to take into account the combined effect of options and equity positions.

A company’s forecasted, or estimated, earnings made by analysts or by the company itself. Forward earnings differ from trailing earnings (which is the figure that is quoted more often) in that they are a projection and not a fact.

Forward Earnings is not a measure of the funds future performance.

Price to Earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Standard deviation is a measure of the dispersion of a set of data from its mean.

Correlation is a statistical measure of how two variables move in relation to each other.  The correlation coefficient (r) measures the strength and direction of a linear relationship between two variables.

The coefficient of determination (r2) is a measure used in statistical analysis to assess how well a model explains variance and predicts future outcomes; it allows us to determine how certain one can be in making predictions from a certain model.

This report must be preceded or accompanied by a prospectus.

The Otter Creek Long/Short Opportunity Fund is distributed by Quasar Distributors, LLC.

Otter Creek Long/Short Opportunity Fund

PERFORMANCE INFORMATION (Unaudited)

For the periods ended October 31, 2016

				Since Inception	Since Inception
				Cumulative	Annualized
				Return	Return
	6 Months	9 Months	1 Year	(12/30/2013)	(12/30/2013)
Otter Creek Long/Short
Opportunity Fund – Investor Class	0.16%	-1.05%	1.41%	22.58%	7.45%
Otter Creek Long/Short
Opportunity Fund – Institutional Class	0.24%	-0.96%	1.57%	23.28%	7.66%
S&P 500® Index	4.06%	11.40%	4.51%	22.52%	7.42%

A $100,000 investment in the Otter Creek Long/Short Opportunity Fund – Institutional Class

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

One cannot invest directly in an index.

Performance data represents past performance; past performance does not guarantee future results.  Performance data excludes the effect of applicable sales charges.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (855) 681-5261 or visiting www.ottercreekfunds.com.  The minimum initial investments for the Investor Class and the Institutional Class are $2,500 and $100,000, respectively.  The above graph only shows performance for the Institutional Class.  Performance for the Investor Class is typically lower than the Institutional Class performance due to certain Investor Class specific expenses not incurred by the Institutional Class. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees.

Otter Creek Long/Short Opportunity Fund

ALLOCATION OF PORTFOLIO HOLDINGS & SECURITIES SOLD SHORT at October 31, 2016 (Unaudited)

Reflected as a percent of absolute value of investments and securities sold short.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS at October 31, 2016

Shares		Value

COMMON STOCKS: 69.9%

Agriculture: 2.1%
123,907	Calavo Growers, Inc.*	$7,329,099

Application Software: 3.0%
178,111	Microsoft Corp.	10,672,411

Consumer Finance: 5.2%
443,645	PayPal Holdings, Inc.**	18,482,251

Diversified Metals & Mining: 2.6%
250,647	Newmont Mining Corp.	9,283,965

Drug Retail: 3.7%
161,477	Walgreens Boots Alliance, Inc.	13,358,992

Financial Services: 4.6%
154,186	MasterCard, Inc. – Class A*	16,500,986

Food & Beverage: 4.3%
132,331	Anheuser-Busch InBev NV – ADR*	15,282,907

Food Services: 4.5%
432,056	Aramark	16,085,445

Holding Companies: 3.8%
93,489	Berkshire Hathaway, Inc.**	13,490,463

Insurance Brokers: 3.0%
84,079	Willis Towers Watson PLC	10,585,546

Internet Software & Services: 3.7%
16,066	Alphabet, Inc. – Class A*,**	13,011,853

Investment Banking & Brokerage: 4.6%
248,256	The Charles Schwab Corp.	7,869,715
301,690	E*TRADE Financial Corp.**	8,495,591
		16,365,306

Life & Health Insurance: 1.0%
76,409	MetLife, Inc.	3,588,167

Medical Equipment: 3.0%
71,897	Thermo Fisher Scientific, Inc.	10,571,016

Mortgage Insurance: 1.2%
532,047	MGIC Investment Corp.*,**	4,341,504

Movies & Entertainment: 2.3%
93,757	Time Warner, Inc.	8,343,435

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS at October 31, 2016 (Continued)

Shares		Value

COMMON STOCKS: 69.9% (Continued)

Packaged Foods & Meats: 6.5%
163,838	Mondelez International, Inc. – Class A	$7,362,880
441,367	Snyder’s-Lance, Inc.*	15,699,424
		23,062,304

Regional Banks: 6.0%
820,929	Seacoast Banking Corp. of Florida*,**,+	14,292,374
317,871	State Bank Financial Corp.+	7,009,055
		21,301,429

Specialty Chemicals: 2.5%
79,574	Ashland Global Holdings, Inc.	8,890,803

Transportation & Logistics: 2.3%
141,933	Kirby Corp.**	8,366,950
TOTAL COMMON STOCKS
(Cost $222,511,907)		248,914,832

REAL ESTATE INVESTMENT TRUSTS: 5.8%
316,300	Potlatch Corp.*	12,145,920
284,575	Weyerhaeuser Co.	8,517,330
		20,663,250

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $18,048,092)		20,663,250

Principal

CONVERTIBLE BONDS: 0.1%

Mortgage Insurance: 0.1%
$200,000	MGIC Investment Corp.
	9.000%, 4/1/2063 (Acquired 01/03/2014 through 04/03/2014,
	Cost $235,052)*,^	250,250
TOTAL CONVERTIBLE BOND
(Cost $235,052)		250,250

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS at October 31, 2016 (Continued)

Shares		Value

INVESTMENT COMPANIES: 2.7%
79,997	SPDR Gold Shares**	$9,754,834

TOTAL INVESTMENT COMPANIES
(Cost $10,070,649)		9,754,834

OTHER SECURITIES: 3.6%[1]
Miscellaneous Put Options less than 0.5% of Total Investments**		12,782,940
TOTAL OTHER SECURITIES
(Cost $15,247,806)		12,782,940
TOTAL INVESTMENTS IN SECURITIES: 82.1%
(Cost $266,113,506)		292,366,106
Other Assets in Excess of Liabilities: 17.9%		63,747,904
TOTAL NET ASSETS: 100.0%		$356,114,010

*	All or a portion of the shares of this security have been committed as collateral for securities sold short.
**	Non-income producing security
ADR	American Depositary Receipt
+	A portion of this security is considered illiquid. As of October 31, 2016, the total market value of investments considered illiquid was $4,560,282 or 1.3% of total net assets.
^
Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total market value of this security was $250,250 or 0.1% of net assets.

[1]	Represents previously undisclosed securities which the Fund has held for less than one year.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT at October 31, 2016

Shares		Value

COMMON STOCKS: 39.2%*

Apparel Retail: 1.9%
59,800	Dick’s Sporting Goods, Inc.	$3,327,870
52,700	Foot Locker, Inc.	3,518,779
		6,846,649

Application Software: 1.0%
34,200	Ellie Mae, Inc.	3,621,438

Asset Management & Custody Banks: 2.9%
30,726	BlackRock, Inc.	10,484,940

Auto Parts & Equipment: 1.8%
30,856	Autoliv, Inc.	2,986,244
64,800	Tenneco, Inc.	3,568,536
		6,554,780

Automobile Manufacturers: 2.9%
17,394	Tesla Motors, Inc.	3,439,316
87,700	Thor Industries, Inc.	6,955,487
		10,394,803

Automotive Parts: 3.0%
86,651	Lear Corp.	10,639,010

Building Products: 0.9%
21,500	Lennox International, Inc.	3,136,635

Computer & Electronics Retail: 1.5%
133,000	Best Buy Co, Inc.	5,175,030

Computer Hardware: 1.6%
167,411	Intel Corp.	5,837,622

Construction & Engineering: 0.6%
27,380	Dycom Industries, Inc.	2,106,343

Construction, Farm Machinery & Heavy Trucks: 1.4%
58,512	Caterpillar, Inc.	4,883,411

Construction Machinery & Heavy Trucks: 0.9%
61,134	Oshkosh Corp.	3,270,669

Consumer Finance: 1.5%
266,140	The Western Union Co.	5,341,430

Education Services: 0.2%
97,600	Bridgepoint Education, Inc.	659,776

Health Care Technology: 2.0%
26,333	athenahealth, Inc.	2,720,726
77,692	Cerner Corp.	4,551,197
		7,271,923

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT at October 31, 2016 (Continued)

Shares		Value

COMMON STOCKS: 39.2%* (Continued)

Internet Retail: 0.9%
25,000	Netflix, Inc.	$3,121,750

Investment Management: 2.3%
128,787	T. Rowe Price Group, Inc.	8,243,656

Leisure Products: 1.1%
89,657	Brunswick Corp.	3,900,079

Regional Banks: 1.1%
103,543	Bank of the Ozarks, Inc.	3,826,949

Restaurants: 4.8%
112,222	Dave & Buster’s Entertainment, Inc.	4,640,380
109,877	Papa John’s International, Inc.	8,290,219
107,000	Texas Roadhouse, Inc.	4,335,640
		17,266,239

Semiconductors: 2.1%
97,406	Skyworks Solutions, Inc.	7,494,418

Steel Processors: 1.3%
65,213	Reliance Steel & Aluminum Co.	4,485,350

Transportation & Logistics: 1.5%
180,000	Knight Transportation, Inc.	5,265,000
TOTAL COMMON STOCKS
(Proceeds $140,492,719)		139,827,900

REAL ESTATE INVESTMENT TRUSTS: 4.3%*
53,000	Equity Residential	3,272,750
71,863	Realty Income Corp.	4,257,164
20,285	Simon Property Group, Inc.	3,772,199
40,759	SL Green Realty Corp.	4,003,349
		15,305,462

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Proceeds $16,459,451)		15,305,462

INVESTMENT COMPANIES: 0.8%*
21,000	iShares 20+ Year Treasury Bond ETF	2,756,250
TOTAL INVESTMENT COMPANIES
(Proceeds $2,903,095)		2,756,250
TOTAL SECURITIES SOLD SHORT: 44.3%
(Proceeds $159,855,265)		$157,889,612

Percentages are stated as a percent of net assets.
*	Non-income producing securities
ETF	Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2016

ASSETS:
Investments in securities, at value: (cost of $266,113,506)	$292,366,106
Deposit at broker	158,594,625
Cash	69,473,249
Receivables:
Investment securities sold	3,821,985
Fund shares sold	660,599
Dividends and interest	253,205
Prepaid expenses	11,635
Total assets	525,181,404

LIABILITIES:
Securities sold short (proceeds $159,855,265)	157,889,612
Payables:
Investment securities purchased	10,354,089
Fund shares redeemed	40,835
Advisory fees, net	414,658
Administration and accounting fees	43,948
Distribution fees – Investor Class	5,085
Transfer agent fees	24,922
Audit fees	22,100
Custody fees	5,510
Chief compliance officer fees	1,506
Trustees fees	1,055
Other accrued expenses and payables	264,074
Total liabilities	169,067,394
NET ASSETS	$356,114,010

NET ASSETS CONSIST OF:
Paid-in-capital	$339,167,158
Accumulated net investment loss	(4,971,411)
Accumulated net realized loss on investments	(6,299,990)
Net unrealized appreciation on:
Investments	26,252,600
Securities sold short	1,965,653
NET ASSETS	$356,114,010

INVESTOR CLASS:
Net Assets	$51,074,404
Shares issued (unlimited number of shares authorized without par value)	4,171,846
Net asset value, offering and redemption price per share	$12.24

INSTITUTIONAL CLASS:
Net Assets	$305,039,606
Shares issued (unlimited number of shares authorized without par value)	24,769,017
Net asset value, offering and redemption price per share	$12.32

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENT OF OPERATIONS For the Year Ended October 31, 2016

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $51,328)	$2,383,535
Interest	17,917
Total investment income	2,401,452

EXPENSES:
Investment advisory fees	4,061,150
Administration and accounting fees	231,568
Sub-transfer agent fees	168,197
Distribution fees – Investor Class	106,076
Registration fees	55,823
Transfer agent fees	35,869
Custody fees	30,446
Reports to shareholders	26,120
Audit fees	22,100
Trustee fees	16,929
Miscellaneous expenses	15,633
Legal fees	10,415
Compliance expense	9,039
Insurance expense	3,070
Total expenses before dividends and interest on securities sold short	4,792,435
Plus: Dividends and interest on securities sold short	2,887,703
Total expenses	7,680,138
Less: Fees waived	(83,723)
Net expenses	7,596,415
Net investment loss	$(5,194,963)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS & SECURITIES SOLD SHORT
Net realized gain (loss) on transactions from:
Investments	4,855,389
Securities sold short	(9,804,996)
Total net realized loss on transactions	(4,949,607)
Net change in unrealized appreciation/depreciation on:
Investments	14,423,954
Securities sold short	(768,872)
Total net change in unrealized appreciation/depreciation	13,655,082
Net realized and unrealized gain on investments and securities sold short	8,705,475
Net increase in net assets resulting from operations	$3,510,512

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment loss	$(5,194,963)	$(1,313,351)
Net realized loss on investments and securities sold short	(4,949,607)	(48,735)
Net change in unrealized appreciation/depreciation
on investments and securities sold short	13,655,082	13,196,747
Net increase in net assets resulting from operations	3,510,512	11,834,661

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain – Investor Class	—	(8,404)
From net realized gain – Institutional Class	—	(56,861)
Total distributions to shareholders	—	(65,265)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Investor Class	74,508,004	11,288,548
Institutional Class	221,138,215	47,005,177
Proceeds from distributions reinvested:
Investor Class	—	8,400
Institutional Class	—	55,959
Cost of shares redeemed:
Investor Class*	(42,261,547)	(1,913,162)
Institutional Class**	(46,531,158)	(7,970,836)
Net increase in net assets from capital share transactions	206,853,514	48,474,086

TOTAL INCREASE IN NET ASSETS	210,364,026	60,243,482

NET ASSETS:
Beginning of year	145,749,984	85,506,502
End of year	$356,114,010	$145,749,984
Accumulated net investment loss	$(4,971,411)	$(296,044)

CHANGES IN SHARES OUTSTANDING:
Shares sold:
Investor Class	6,083,959	1,002,557
Institutional Class	18,166,405	4,186,631
Reinvested dividends:
Investor Class	—	761
Institutional Class	—	5,059
Shares redeemed:
Investor Class*	(3,503,147)	(171,833)
Institutional Class**	(3,833,351)	(699,021)
Net increase in shares outstanding	16,913,866	4,324,154

*	Net of redemption fees of	$6,415	$79
**	Net of redemption fees of	$32,179	$2,454

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period

Investor Class

			Period from
			December 30, 2013(1)
	Year Ended	Year Ended	through
	October 31, 2016	October 31, 2015	October 31, 2014
Net asset value, beginning of year/period	$12.08	$11.09	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.26)	(0.16)	(0.12)
Net realized and unrealized gain on investments
and securities sold short	0.42	1.16	1.21
Total from investment operations	0.16	1.00	1.09

LESS DISTRIBUTIONS:
From net realized gain	—	(0.01)	—
Total distributions	—	(0.01)	—
Paid in capital from redemption fees	0.00 *	0.00 *	0.00	*
Net asset value, end of year/period	$12.24	$12.08	$11.09

Total return	1.41%	9.00%	10.90	%(3)

SUPPLEMENTAL DATA:
Net assets, end of year/period (in millions)	$51.1	$19.2	$8.4
Portfolio turnover rate	80%	108%	37	%(3)
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before fees waived(4)	3.09%	2.67%	3.31	%(6)
After fees waived(4)	3.06%	2.56%	2.69	%(6)
RATIO OF NET INVESTMENT LOSS TO
AVERAGE NET ASSETS:
Before fees waived(5)	(2.18)%	(1.54)%	(1.96	)%(6)
After fees waived(5)	(2.15)%	(1.43)%	(1.34	)%(6)

*	Does not round to $0.01.
(1)	Fund commenced operations on December 30, 2013.
(2)	Calculated using the average shares outstanding method
(3)	Not annualized
(4)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratio excluding dividends and interest on securities sold short were as follows:
1.98% before fees waived and 1.95% after fees waived for the year ended October 31, 2016
2.06% before fees waived and 1.95% after fees waived for the year ended October 31, 2015
2.57% before fees waived and 1.95% after fees waived for the period ended October 31, 2014
(5)	The net investment loss ratios include dividends and interest on securities sold short.
(6)	Annualized

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period

Institutional Class

			Period from
			December 30, 2013(1)
	Year Ended	Year Ended	through
	October 31, 2016	October 31, 2015	October 31, 2014
Net asset value, beginning of year/period	$12.12	$11.10	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.23)	(0.13)	(0.10)
Net realized and unrealized gain on investments
and securities sold short	0.43	1.16	1.20
Total from investment operations	0.20	1.03	1.10

LESS DISTRIBUTIONS:
From net realized gain	—	(0.01)	—
Total distributions	—	(0.01)	—
Paid in capital from redemption fees	0.00 *	0.00 *	0.00	*
Net asset value, end of year/period	$12.32	$12.12	$11.10

Total return	1.57%	9.26%	11.00	%(3)

SUPPLEMENTAL DATA:
Net assets, end of year/period (in millions)	$305.0	$126.5	$77.1
Portfolio turnover rate	80%	108%	37	%(3)
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before fees waived(4)	2.79%	2.42%	3.06	%(6)
After fees waived(4)	2.76%	2.31%	2.44	%(6)
RATIO OF NET INVESTMENT LOSS TO
AVERAGE NET ASSETS:
Before fees waived(5)	(1.91)%	(1.26)%	(1.71	)%(6)
After fees waived(5)	(1.88)%	(1.15)%	(1.09	)%(6)

*	Does not round to $0.01.
(1)	Fund commenced operations on December 30, 2013.
(2)	Calculated using the average shares outstanding method
(3)	Not annualized
(4)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratio excluding dividends and interest on securities sold short were as follows:
1.73% before fees waived and 1.70% after fees waived for the year ended October 31, 2016
1.81% before fees waived and 1.70% after fees waived for the year ended October 31, 2015
2.32% before fees waived and 1.70% after fees waived for the period ended October 31, 2014
(5)	The net investment loss ratios include dividends and interest on securities sold short.
(6)	Annualized

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2016

NOTE 1 – ORGANIZATION

The Otter Creek Long/Short Opportunity Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification topic 946 “Financial Services-Investment Companies.”  The Fund commenced operations on December 30, 2013.

The Fund currently offers two classes of shares: Investor Class and Institutional Class.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund’s objective is to generate absolute risk-adjusted returns with a focus on long-term capital appreciation with below average volatility by investing in opportunities both long and short which are driven by intensive fundamental analysis.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities, which may include Real Estate Investment Trusts (“REIT’s”), Business Development Companies (“BDC’s”), and Master Limited Partnerships (“MLP’s”), that are traded on U.S. national or foreign securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price if applicable.  If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities, which may include REIT’s, BDC’s, and MLP’s, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2016

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments and securities sold short as of October 31, 2016. See the Schedule of Investments and Schedule of Securities Sold Short for industry breakouts.

Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$248,914,832	$—	$—	$248,914,832
Real Estate Investment Trusts	20,663,250	—	—	20,663,250
Convertible Bonds	—	250,250	—	250,250
Investment Companies	9,754,834	—	—	9,754,834
Other Securities	308,352	12,474,588	—	12,782,940
Total Investments in Securities	$279,641,268	$12,724,838	$—	$292,366,106

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stocks	$139,827,900	$—	$—	$139,827,900
Real Estate Investment Trusts	15,305,462	—	—	15,305,462
Investment Companies	2,756,250	—	—	2,756,250
Total Securities Sold Short	$157,889,612	$—	$—	$157,889,612

It is the Fund’s policy to recognize transfers between levels at the end of the Fund’s reporting period.  There were no transfers made into or out of Level 1, 2, or 3 during the year ended October 31, 2016.

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest in options on equities, debt and stock indices.  The Fund may make these investments as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2016 (Continued)

Statement of Assets and Liabilities

Values of derivative instruments as of October 31, 2016:

	Asset Derivatives as of		Liability Derivatives as of
	October 31, 2016		October 31, 2016
	Balance Sheet		Balance Sheet
Instruments	Location	Value	Location	Value
Equity Contracts:	Investments in		None
Put Options Purchased	securities, at value	$12,782,940		$—
Total		$12,782,940		$—

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016:

Change in
Unrealized
Appreciation/
		Realized Gain (Loss)	Depreciation
	Location of Gain	on Derivatives	on Derivatives
	(Loss) on Derivatives	Recognized in	Recognized
Instruments	Recognized in Income	Income	in Income
Equity Contracts:	Realized and unrealized gain (loss)	$(2,684,409)	$(3,886,725)
Put Options Purchased	on investments and securities sold short

The average absolute value of options held during the year ended October 31, 2016 was $8,051,688.

B.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of October 31, 2016, the Fund had late year losses of $4,971,411, did not have post-October losses, and had short-term capital loss carry-forwards of $4,830,822, available for federal income tax purposes which do not expire and retain their original character.

As of October 31, 2016, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.  The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts.  As of October 31, 2016, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other REIT and potential return of capital non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund is normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2016 (Continued)

E.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Fund’s NAV per share.  The Fund charges a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Securities Sold Short.  The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.  Such dividend amounts are recorded on the ex-dividend date as a dividend expense.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between the market value of the securities sold short at the time they were sold short and the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral is equal to the current market value of the securities sold short.

I.
Options Contracts.  The Fund may invest in options contracts that may be used to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Options are non-income producing securities.  At October 31, 2016, the Fund had 3.6% of net assets invested in purchased options.

J.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.  For the year ended October 31, 2016, the following reclassifications were made(a):

Accumulated Net	Accumulated Net Realized	Paid-in
Investment Loss	Loss on Investments	Capital
$519,596	$(27,130)	$(492,466)

(a)	These differences were primarily due to foreign currency reclassifications and net operating loss and short-term dividend adjustments.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2016 (Continued)

K.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.

L.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  Management has determined that there are no subsequent events that need to be disclosed.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Otter Creek Advisors, LLC, (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.50% based upon the average daily net assets of the Fund.  For the year ended October 31, 2016, the advisory fees incurred are disclosed in the Statement of Operations.  The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the Fund’s Investor Class annual expense ratio before dividends and interest on short positions to 1.95% and the Fund’s Institutional Class annual expense ratio before dividends and interest on short positions to 1.70% of each Class’ average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the year ended October 31, 2016, the fees waived are disclosed in the Statement of Operations.

At October 31, 2016, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $364,161. The Advisor may recapture a portion of the above amount no later than the dates as stated below.  Any recapture of a fee waived or expense reimbursed should occur prior to the end of the third fiscal year after the reimbursement was paid.

Year of Expiration	Amount
October 31, 2017	$151,695
October 31, 2018	$128,743
October 31, 2019	$ 83,723

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees’ review.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator, fund accountant and transfer agent.  In those capacities USBFS maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS.  Fees paid by the Fund to USBFS for these services for the year ended October 31, 2016, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank NA (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of USBFS.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund’s Investor Class may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of that Class.  No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities.  Fees paid by the Fund to the Distributor for services for the year ended October 31, 2016, are disclosed in the Statement of Operations.

The Fund has entered into Sub-Transfer Agent Arrangements (“Arrangements”), for Sub-Transfer Agent fees paid to third-party intermediaries, with respect to the Fund’s Investor and Institutional Classes. All Arrangements must be approved by the Board of Trustees. For the year ended October 31, 2016, Sub-Transfer Agent fees incurred by the Fund are disclosed in the Statement of Operations.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2016 (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2016, were as follows:

Purchases at Cost	Sales or Maturity Proceeds
$308,076,142	$171,177,261

There were no purchases or sales of long-term U.S. Government securities for the year ended October 31, 2016.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the year ended October 31, 2016 and year ended October 31, 2015, are as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$—	$12,282
Long-Term Capital Gains	—	52,983
Total	$—	$65,265

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$266,528,004
Gross tax unrealized appreciation	39,130,559
Gross tax unrealized depreciation	(13,292,457)
Net tax unrealized appreciation (depreciation)	25,838,102
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Total distributable earnings	—
Other accumulated gain	(8,891,250)
Total accumulated gain	$16,946,852

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sale adjustments.

NOTE 6 – CREDIT FACILITY

U.S. Bank NA has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes.  Loan activity for the year ended October 31, 2016 was as follows:

Maximum Available Credit	$10,000,000
Maximum Loan Outstanding	—
Average Daily Loan Outstanding	—
Interest Expense	—
Loan Outstanding as of October 31, 2016	—
Average Interest Rate	3.50%

Otter Creek Long/Short Opportunity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Otter Creek Long/Short Opportunity Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, of Otter Creek Long/Short Opportunity Fund, a series of Professionally Managed Portfolios (the Trust), including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 30, 2013 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Otter Creek Long/Short Opportunity Fund as of October 31, 2016, and the results of its operations for the year then ended, and  the changes in its net assets  for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period December 30, 2013 to October 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 29, 2016

Otter Creek Long/Short Opportunity Fund

EXPENSE EXAMPLES For the Six-Months Ended October 31, 2016 (Unaudited)

As a shareholder of the Otter Creek Long/Short Opportunity Fund you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days.  Individual Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the examples below.  The examples below include, but are not limited to, investment advisory, fund accounting, custody, and transfer agent fees.  However, the examples below do not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Investor Class	May 1, 2016	October 31, 2016	During the Period*
Actual	$1,000.00	$1,001.60	$15.04

Hypothetical (5% annual
return before expenses)	$1,000.00	$1,010.10	$15.11

*
The actual expenses are equal to the Fund’s annualized expense ratio of 2.99%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent six-month period.  The hypothetical expenses are equal to the Fund’s annualized expense ratio of 2.99%, multiplied by 184/366 to reflect the most recent six-month period.

Otter Creek Long/Short Opportunity Fund

EXPENSE EXAMPLES For the Six-Months Ended October 31, 2016 (Unaudited) (Continued)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Institutional Class	May 1, 2016	October 31, 2016	During the Period**
Actual	$1,000.00	$1,002.40	$13.69

Hypothetical (5% annual
return before expenses)	$1,000.00	$1,011.46	$13.75

**
The actual expenses are equal to the Fund’s annualized expense ratio of 2.72%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent six-month period.  The hypothetical expenses are equal to the Fund’s annualized expense ratio of 2.72%, multiplied by 184/366 to reflect the most recent six-month period.

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office and		Complex(2)	Held During
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Past Five
and Age	the Trust(1)	Time Served	During Past Five Years	Trustees	Years

Independent Trustees of the Trust(1)

Dorothy A. Berry	Chairman	Indefinite	Formerly, President, Talon	1	Director,
(born 1943)	and	Term;	Industries, Inc. (business		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	consulting); formerly,		Inc.
Fund Services, LLC		May	Executive Vice President and
2020 E. Financial Way		1991.	Chief Operating Officer,
Suite 100			Integrated Asset Management
Glendora, CA 91741			(investment adviser and manager)
and formerly, President, Value
Line, Inc. (investment advisory
and financial publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		Since	Officer, Rockefeller Trust Co.,		The
Fund Services, LLC		May	(prior thereto Senior Vice		University of
2020 E. Financial Way		1991.	President), and Managing		Virginia Law
Suite 100			Director, Rockefeller & Co.		School
Glendora, CA 91741			(Investment Manager and		Foundation.
Financial Advisor); formerly,
Senior Vice President, Norton
Simon, Inc. (international
consumer products conglomerate.)

Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer,	1	Interested
(born 1973)		Term;	Direxion Funds since 2013;		Trustee,
c/o U.S. Bancorp		Since	formerly, Senior Vice President		Direxion
Fund Services, LLC		September	and Chief Financial Officer		Funds,
2020 E. Financial Way		2011.	(and other positions), U.S.		Direxion ETF
Suite 100			Bancorp Fund Services, LLC		Trust and
Glendora, CA 91741			1997-2013.		Direxion
Variable Trust.

Carl A. Froebel	Trustee	Indefinite	Formerly, President and	1	None.
(born 1938)		Term;	Founder, National Investor
c/o U.S. Bancorp		Since	Data Services, Inc. (investment
Fund Services, LLC		May	related computer software).
2020 E. Financial Way		1991.
Suite 100
Glendora, CA 91741

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office and		Complex(2)	Held During
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Past Five
and Age	the Trust(1)	Time Served	During Past Five Years	Trustees	Years

Steven J. Paggioli	Trustee	Indefinite	Consultant, since July 2001;	1	Independent
(born 1950)		Term;	formerly, Executive Vice		Trustee, AMG
c/o U.S. Bancorp		Since	President, Investment		Funds;
Fund Services, LLC		May	Company Administration, LLC		Advisory
2020 E. Financial Way		1991.	(mutual fund administrator).		Board
Suite 100					Member,
Glendora, CA 91741					Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and Legal	Not	Not
(born 1968)		Term;	Compliance Officer, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund Services,
Fund Services, LLC		March	LLC, since July 2007.
2020 E. Financial Way		2013.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

Aaron J. Perkovich	Treasurer	Indefinite	Vice President, U.S. Bancorp Not	Not
(born 1973)		Term;	Fund Services, LLC,	Applicable.	Applicable.
c/o U.S. Bancorp		Since	since June 2006.
Fund Services, LLC		August
615 East Michigan St.	2016.
Milwaukee, WI 53202

James Matel	Assistant	Indefinite	Vice President (and other	Not	Not
(born 1971)	Treasurer	Term;	positions), U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Fund Services, LLC
Fund Services, LLC		June	since July 1995.
615 East Michigan St.	2006.
Milwaukee, WI 53202

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office and		Complex(2)	Held During
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Past Five
and Age	the Trust(1)	Time Served	During Past Five Years	Trustees	Years

Melissa Breitzman	Assistant	Indefinite	Officer, U.S. Bancorp Fund	Not	Not
(born 1983)	Treasurer	Term;	Services, LLC since June 2005.	Applicable.	Applicable.
c/o U.S. Bancorp		Since
Fund Services, LLC		August
615 East Michigan St.		2016.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice President, U.S.	Not	Not
(born 1985)	Treasurer	Term;	Bancorp Fund Services, LLC	Applicable.	Applicable.
c/o U.S. Bancorp		Since	since November 2007.
Fund Services, LLC		August
615 East Michigan St.		2016.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice President and	Not	Not
(born 1966)	Compli-	Term;	Compliance Officer, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp	ance	Since	Bancorp Fund Services, LLC
Fund Services, LLC	Officer	July	since August 2004.
615 East Michigan St.		2011.
Milwaukee, WI 53202	Anti-	Indefinite
	Money	Term;
	Laundering	Since
	Officer	July
2011.
	Vice	Indefinite
	President	Term;
Since
July
2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Otter Creek Long/Short Opportunity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 8, 2016, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act of 1940) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”), between Professionally Managed Portfolios (the “Trust”) and Otter Creek Advisors, LLC (the “Advisor”) for the Otter Creek Long/Short Opportunity Fund (the “Fund”) for another annual term.  At this meeting and at a prior meeting held on May 23, 2016, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of the day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, and extent of such management services are satisfactory.

2.
The Fund’s historical performance and the overall performance of the Fund.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund outperformed the median of its peer group for the year-to-date and one-year periods ended March 31, 2016.

The Board further noted that the Advisor’s only other similarly managed accounts are sub-advised funds, which have operated for less than a year.  The Board noted that since inception, the similarly managed sub-advised funds had outperformed the Fund by a few percentage points, and considered the reasons given by the Advisor for this difference.

The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting that the Fund has outperformed its primary benchmark for the one-year period ended March 31, 2016.  In considering the performance of the Fund, the Board considered that the Fund has less than three years of operations.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.70% for the Institutional Class shares and 1.95% of the Investor Class shares (the “Expense Caps”).  The Board noted that the Fund’s advisory fee and net expense ratio (less Rule 12b-1 fees) were higher than those of its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

Otter Creek Long/Short Opportunity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Trustees also took into consideration the services the Advisor provided to its similarly managed sub-advisory accounts comparing the fees charged for those management services to the fees charged to the Fund.  The Trustees noted that the fees charged to the Fund were higher than the fees charged by the Advisor to the similarly managed sub-advised accounts due to a number of factors.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.	The profits to be realized by the Advisor and its affiliates from its relationship with the Fund.

The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund, and considered any additional benefits derived by the Advisor from their relationship with the Fund, particularly benefits received in exchange for “soft dollars” paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather, the Board based its determination on the total combination of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable. The Board therefore determined that the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Otter Creek Long/Short Opportunity Fund

ADDITIONAL INFORMATION (Unaudited)

Federal Tax Information

For the fiscal year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2016 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (855) 681-5261 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ending June 30 is available by calling toll-free (855) 681-5261 or by accessing the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (855) 681-5261.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Fund posts its portfolio holdings on its website at www.ottercreekfunds.com.

Householding

In an effort to conserve resources, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to addresses where we reasonably believe two or more account are from the same family.  If you would like to discontinue householding for your accounts, please call (855) 681-5261 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Information About the Fund’s Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 681-5261.  Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.ottercreekfunds.com.

Otter Creek Long/Short Opportunity Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
Otter Creek Advisors, LLC
11300 US Highway 1, Suite 500
Palm Beach Gardens, FL  33408

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank NA
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(855) 681-5261

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

Fund Information

Fund	Symbol	CUSIP
Otter Creek Long/Short Opportunity Fund – Investor Class	OTCRX	74316J334
Otter Creek Long/Short Opportunity Fund – Institutional Class	OTTRX	74316J342

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2016	FYE 10/31/2015
Audit Fees	$19,400	$19,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2016	FYE 10/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2016	FYE 10/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title) /s/ Elaine E. Richards
     Elaine E. Richards, President/Principal Executive Officer

Date    December 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Elaine E. Richards
    Elaine E. Richards, President/Principal Executive Officer

Date    December 29, 2016

By (Signature and Title)  /s/ Aaron J. Perkovich
    Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    January 4, 2017

* Print the name and title of each signing officer under his or her signature.